SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 22, 2001



                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



     Delaware                      0-24848                       75-2559089
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 (State or other            (Commission File No.)              (IRS Employer
   jurisdiction of                                              Identification
   incorporation)                                               Number)



1200 South Beckham Avenue, Tyler, Texas                          75701-3319
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

               On October 22, 2001, the Registrant issued for publication the press release attached as Exhibit "99" announcing the declaration of cash dividend and the date and time of it's next annual meeting of stockholders.

Item 7.         Financial Statements and Exhibits

               The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.




                                        2


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Exhibit                                                             Sequential
Number                   Description                                 Page No.
------                   -----------                                 --------


  99            Press release, published on October 22, 2001.           6







                                        3


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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           EAST TEXAS FINANCIAL SERVICES, INC.



Date:  October 22, 2001                    By: /s/ GERALD W. FREE
                                               ------------------
                                               Gerald W. Free
                                               Vice Chairman, President and CEO



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